Benefit Plans, Effects of One-Percentage-Point Change in Assumed Healthcare Cost Trend Rates (Details) - Maximum [Member] $ in Millions	12 Months Ended
Dec. 31, 2019 USD ($)
Defined Benefit Plan, Effect of One-Percentage Point Change in Assumed Health Care Cost Trend Rate [Abstract]
Effect on total of service and interest cost components of net periodic benefit cost - 1% increase	$ 0.1
Effect on total of service and interest cost components of net periodic benefit cost - 1% decrease	0.1
Effect on the postretirement benefit obligation - 1% increase	0.1
Effect on the postretirement benefit obligation - 1% decrease	$ 0.1